UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 16, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Investor Presentation

On April 16, 2015, Signature Group Holdings, Inc. (the “Company”) posted an investor presentation to its Internet website at www.signaturegroupholdings.com.  A copy of this investor presentation is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Nasdaq Global Select Market Listing

On April 16, 2015, The NASDAQ Stock Market LLC (the “NASDAQ”) notified the Company that it has approved the listing of the Company’s common stock (the “Common Stock”) on the Nasdaq Global Select Market (the “Listing”).

The Common Stock will continue to trade on the OTC Markets Group Inc.’s highest tier, the OTCQX under the symbol “SGRH” until market close on Monday, April 20, 2015. Trading on the NASDAQ will commence at market open on Tuesday morning, April 21, 2015 under the symbol “RELY”.

The Company has filed an Amendment No. 2 to its Registration Statement on Form 8-A/A immediately prior to the filing of this report to effect the Listing. The Company has also issued a press release on April 16, 2015 regarding the Listing.  A copy of the press release of the announcement is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Forward Looking Statements

Statements made in this report, other than statements of historical fact, are forward-looking statements, including any statement that refers to expectations, projections or other characterizations of future events or circumstances and those which can be identified by the use of forward-looking terminology such as “expects,” “plans,” “may,” “should,” “believes” or “anticipates” and other similar expressions. Forward-looking statements are subject to a number of known and unknown risks, which might cause actual results to differ materially from those expressed or implied by such statements.

These risks and uncertainties include whether the listing conditions for listing the Common Stock on the NASDAQ remain satisfied until the Common Stock is listed on the NASDAQ, as well as those risks described in the Company’s periodic reports filed with the SEC, and in news releases and other communications. The Company disclaims any intention or duty to update any forward-looking statements made in this report.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following is filed as an exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Investor Presentation dated April 16, 2015.
99.2	Signature Group Holdings, Inc. press release dated April 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: April 16, 2015	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Investor Presentation dated April 16, 2015.
99.2	Signature Group Holdings, Inc. press release dated April 16, 2015.